Exhibit 10.2

FORM OF GUARANTEE AND PLEDGE AGREEMENT

THIS GUARANTEE AND PLEDGE AGREEMENT (this “Agreement”), made as of June __, 2009, is between SIU LING CHAN (the “Pledgor”) and the secured parties identified on the signature pages hereto (each a “Secured Party” and, collectively, the “Secured Parties”).

RECITALS

A.

This Agreement is being delivered pursuant to the Securities Purchase Agreement, dated June 5, 2009, among China Biologic Products, Inc. (the “Company”), the Pledgor and the Secured Parties (the “Purchase Agreement”).  Capitalized terms used herein but defined shall have the meaning given to such terms in the Purchase Agreement.

B.

The Pledgor is the legal and beneficial owner of the shares of common stock of the Company described on Exhibit A hereto, as may be amended by any Pledge Amendment (the “Pledged Shares”).

C.

In order to secure the obligations of the Company under the Transaction Documents (as defined below), the Pledgor has agreed to pledge to the Secured Parties all her present and future rights, title and interest in, to and under the Pledged Shares in accordance with the term of this Agreement.

D.

Contemporaneously with the execution and delivery of this Agreement, the Company will be entering into with and/or delivering to the Secured Parties the (i) Notes; (ii) Warrants; and (iii) Registration Rights Agreement (each as defined below). This Agreement, the Purchase Agreement, Notes, Warrants, Registration Rights Agreement and other Security Documents are sometimes hereinafter collectively referred to as the “Transaction Documents.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Secured Parties as follows:

1.

Defined Terms.  Terms defined in the UCC (defined below) that are not otherwise defined in this Agreement or in the Purchase Agreement are used in this Agreement as defined in the UCC.  The following terms shall have the meanings specified below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated by the United States Securities and Exchange Commission pursuant to the Securities Act of 1933.

“Agent” has the meaning ascribed to the term in Section 11.

“Agreement” has the meaning ascribed to the term in the in introductory paragraph of this Agreement.

“Business Day” means any day except Saturday, Sunday and any day which shall be (a) a United States federal legal holiday, (ii) a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close, or (iii) a PRC legal holiday.

“Cash Distributions” has the meaning ascribed to such term in Section 5(b).

“Closing Date” has the meaning ascribed to such term defined in Section 2.1 of the Purchase Agreement.

“Code” means the 2000 Official Text of the Uniform Commercial Code or, with respect to any Collateral outside of the United States, the equivalent body of laws in such non-U.S. jurisdiction that provides rights substantially comparable to the terms contained herein regarding the perfection of the Secured Parties’ Liens on the Collateral in the U.S.

“Collateral” means the (i) Pledged Shares and (ii) all dividends, interest and other sums which are or may become payable in respect of the Pledged Shares to any Person in its capacity as shareholder of, or holder of any equity interest in, such shares, including without limitation the right to receive any and all such sums and all claims in respect of any default in paying such sums, and all forms of remittance of such sums.

“Company” has the meaning set forth in paragraph A of the recitals herein.

“Enforcement Action” has the meaning ascribed to such term in Section 11(a).

“Enforcement Event” means an Event of Default or any failure by the Company or Pledgor to fully pay or perform any Guaranteed Obligation when due.

“Escrow Account” has the meaning ascribed to such term in Section 5(b).

“Event of Default” has the meaning ascribed to the term defined in Section 15(a) of the Notes.

“GAAP” means U.S. generally accepted accounting principles.

“Guarantee” means the Pledgor’s guarantee of the Guaranteed Obligations under Section 2 hereof.

“Guaranteed Obligations” has the meaning ascribed to such term in Section 2.

“Holder” has the meaning ascribed to such term in Section 9(c).

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

 “Majority Secured Parties” has the meaning ascribed to the term in Section 11.

“Material Adverse Effect” means a material adverse effect on (a) the financial condition of Pledgor (b) the ability of Pledgor to perform her obligations under this Agreement, (c) the ability of the Secured Parties to enforce any material obligations of Pledgor under this Agreement; or (d) the validity or priority of the Secured Parties' security interests in and Liens on the Collateral and the continued effectiveness and enforceability thereof.

“New York Courts” has the meaning ascribed to such term in Section 12(g).

 “Notes” means the 3.8% Convertible Notes Due 2011 issued to the Secured Parties pursuant to the Purchase Agreement.

 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pledge Amendment” has the meaning ascribed to such term in Section 5(a).

“Pledge Shares” has the meaning set forth in paragraph B of the recitals herein.

“Pledgor”“” has the meaning ascribed to the term in the in introductory paragraph of this Agreement.

 “Power of Attorney” has the meaning ascribed to such term in Section 10(j).

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Agreement” has the meaning set forth in paragraph A of the recitals herein.

“Registration Rights Agreement” means the Registration Rights Agreement entered into among the Company and the Secured Parties pursuant to the Purchase Agreement.

“Representatives” has the meaning ascribed to such term in Section 11.

“Secured Party” and “Secured Parties” have the meanings ascribed to such terms in the introductory paragraph of this Agreement.

“Securities Distributions” has the meaning ascribed to such term in Section 5(a).

“Transaction Documents” has the meaning set forth in paragraph D of the recitals herein.

“UCC” means the Uniform Commercial Code as in effect from time to time in the state of New York or in any other jurisdiction as the context may require.

“Warrants” means the common stock purchase warrants issued to the Secured Parties, pursuant to the Purchase Agreement.

2.

Guarantee.

(a)

The Pledgor unconditionally and irrevocably guarantees to the Secured Parties the full and prompt payment and performance when due, whether at maturity or earlier (by reason of acceleration, redemption, default or otherwise) and at all times thereafter, of all of the obligations of the Company and the Pledgor under the Transaction Documents, including (i) any interest or expenses accruing or arising after the commencement of any case with respect to the Company under the United States Bankruptcy Code or any other bankruptcy or insolvency law (whether or not such interest or expenses are allowed or allowable as a claim in whole or in part in such case) and (ii) the due and punctual payment and performance by the Pledgor of her obligations and liabilities under, arising out of, or in connection with this Agreement including, without limitation, any expenses payable pursuant to Section 9 hereof (all of the foregoing being hereinafter referred to collectively as the “Guaranteed Obligations”).

(b)

The Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(i)

any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under any Transaction Document, by operation of law or otherwise;

(ii)

any modification or amendment of or supplement to any Transaction Document;

(iii)

any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Company under any Transaction Document;

(iv)

any change in the corporate existence, structure or ownership of the Company or any of its subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any of its assets or any resulting release or discharge of any obligation of the Company under any Transaction Document;

(v)

the existence of any claim, set-off or other right that the Pledgor may have at any time against the Company or the Secured Parties, whether in connection with the Transaction Documents or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi)

any invalidity or unenforceability relating to or against the Company for any reason of any Transaction Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of any obligation under any Transaction Document; or

(vii)

any other act or omission to act or delay of any kind by the Company or any other party to any Transaction Document, the Secured Parties, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of the Pledgor hereunder.

(c)

The Pledgor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company.

(d)

If acceleration of the time for payment by the Company of any obligation under any Transaction Document is stayed by reason of the insolvency or receivership of the Company or otherwise, all obligations otherwise subject to acceleration under the terms of any Transaction Document shall nonetheless be payable by the Pledgor hereunder forthwith on demand by the Secured Parties.

(e)

If any Guaranteed Obligation is not paid promptly when due, the Secured Parties and their Affiliates are authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Secured Parties or their Affiliates to or for the credit or the account of the Pledgor against the obligations of the Pledgor under this Agreement, irrespective of whether or not the Secured Parties shall have made any demand thereunder and although such obligations may be unmatured. The rights of the Secured Parties under this subsection are in addition to all other rights and remedies (including other rights of set-off) that the Secured Parties may have.

(f)

The Guarantee is a continuing guarantee, shall be binding on the Pledgor and her successors and assigns, and shall be enforceable by the Secured Parties. If all or part of the Secured Parties’ interest in any Guaranteed Obligation is assigned or otherwise transferred, the transferor’s rights under the Guarantee, to the extent applicable to the Guaranteed Obligation so transferred, shall automatically be transferred with such Guaranteed Obligation.

(g)

The liability of the Pledgor under the Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render the Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

3.

Pledge.  As collateral security for the prompt and complete payment and performance when due of all of the Guaranteed Obligations, the Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to the Secured Parties a lien on and security interest in all of her present and future rights, title and interest in and to, whether now existing or hereafter coming into existence, the Collateral provided that with any reduction in the outstanding principal amount of the Notes (whether due to repayment or conversion of any portion of the Notes), (a) the number of Pledged Shares in the Collateral shall be reduced proportionately, and (b) the amount of cash dividends (if any) in the Collateral shall be reduced proportionately and the excess amount shall be released to the Pledgor, but in no event shall the sum of the amount of cash dividends (if any) and the market value of the Pledged Shares held in the Escrow Account be reduced to below the sum of the outstanding principal amount of the Notes and any accrued but unpaid interest.

4.

Representations and Warranties of the Pledgors.  The Pledgor represents and warrants jointly and severally to the Secured Parties that:

(a)

The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Shares and such interests are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except Liens created by this Agreement.

(b)

The Pledgor (i) has all requisite power and authority (A) to own her property and assets unless the absence of such would not result in a Material Adverse Effect and (B) to execute this Agreement and to pledge the Collateral to the Secured Parties; and (ii) has duly executed and delivered this Agreement.

(c)

This Agreement is a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings at law or in equity).

(d)

The Pledgor is the legal and beneficial owner of the Collateral pledged by it hereunder, free of any and all Liens in favor of any other Person, except the Liens created by this Agreement.

(e)

The Pledgor holds no options, warrants or other agreements with respect to the Pledged Shares and there are no outstanding options, warrants or other agreements with respect to the Pledged Shares other than as provided in the Transaction Documents.

(f)

No consent, approval or authorization of or designation or filing with any federal, state or other governmental authority or regulatory body on the part of the Pledgor is required in connection with the execution, delivery and performance of this Agreement or the granting of Liens in the Collateral by the Pledgor, for the benefit of the Secured Parties, or for the exercise by the Secured Parties of the rights provided for in this Agreement.

(g)

The execution, delivery and performance of this Agreement by the Pledgor will not violate any material provision of (i) any applicable law or regulation binding on the Pledgor, (ii) any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign binding on the Pledgor, (iii) the organizational documents of the Company, (iv) any securities issued by the Company, or (v) any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which the Pledgor is a party or that purports to be binding upon the Pledgor or upon any of her  assets, and will not result in the creation or imposition of any material Lien on any of the assets of the Pledgor except as contemplated by this Agreement.

(h)

The pledge, assignment and delivery of the Collateral pursuant to this Agreement creates a valid Lien on the Collateral in favor of the Secured Parties, subject to no other Liens nor to any agreement purporting to grant to any third party any Liens in the property or assets of the Pledgor that would include the Collateral.  The Pledgor covenants and agrees that she  will defend all of the right, title and interest of the Secured Parties in and to the Collateral, for the benefit of the Secured Parties, against the claims and demands of all Persons whomsoever.

5.

Dividends, Distributions, etc.

(a)

If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any certificate representing the Pledged Shares (including, without limitation, any certificate representing a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any warrants, options or rights, whether as an addition to, in substitution for, or in exchange for the Pledged Shares (the “Securities Distributions”), the Pledgor agrees to accept the same as the Secured Parties’ agent and to hold the same in trust for the Secured Parties, and to deliver the same forthwith to the Secured Parties in the exact form received, with the endorsement of the Pledgor when necessary, to be held by the Secured Parties as additional collateral security for the Guaranteed Obligations.  The Pledgor shall promptly deliver to the Secured Parties (i) a pledge amendment, duly executed by the Pledgors, in substantially the form of Exhibit B hereto (a “Pledge Amendment”) with respect to any Securities Distributions, and (ii) any financing statements and control agreements (or amendments thereto) as reasonably requested by the Secured Parties.  The Pledgor hereby authorizes the Secured Parties to attach each Pledge Amendment to this Agreement.

(b)

All sums of money and property so paid or distributed in respect of the Pledged Shares (the “Cash Distributions”) that are received by the Pledgor shall, until paid or delivered to the Escrow Account (defined below) or the Secured Parties directly, be held by the Pledgor in trust as additional collateral security for the Guaranteed Obligations.

(c)

The Pledgor shall promptly deposit such Cash Distributions into an escrow account (the “Escrow Account”) pursuant to the terms of an escrow agreement to be entered into among the Pledgor, the Secured Parties and an escrow agent.

6.

Voting Rights in the Pledged Shares.

(a)

The Pledgor shall be entitled, subject to the other provisions hereof, so long as no Enforcement Event has occurred and is continuing, to vote or consent with respect to the Pledged Shares and to otherwise exercise the incidents of ownership thereof in any manner not inconsistent with this Agreement or the Transaction Documents.

(b)

Subject to Section 12(e) hereof, any or all of the Collateral held by the Secured Parties hereunder may, if an Enforcement Event has occurred and is continuing, be registered in the name of the Secured Parties or their nominee, and the Secured Parties or their nominee may during the continuation of such Enforcement Event and without notice exercise all voting and corporate rights at any meeting with respect to the Pledged Shares and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares, for the benefit of the Secured Parties, as if the Secured Parties or their nominee were the absolute owner thereof, including, without limitation the right (i) to vote in favor of, and to exchange at their reasonable discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment with respect to the Company or (ii) upon the exercise by the Company or the Secured Parties, of any right, privilege or option pertaining to any of the Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Parties may determine, all without liability except to account for property actually received by the Secured Parties, but the Secured Parties shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing unless due to their gross negligence or willful misconduct.

(c)

In furtherance of the foregoing, in connection with the delivery of the certificates evidencing the Pledged Shares, the Pledgor shall execute and deliver to the Secured Parties an executed irrevocable stock power in the form of Exhibit C hereto with respect to such certificates which stock power shall be exercisable immediately upon the occurrence and during the continuance of an Enforcement Event.  After the occurrence and during the continuance of an Enforcement Event and upon the reasonable request of the Secured Parties, the Pledgor agrees to deliver to the Secured Parties such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares as the Secured Parties may reasonably request.

7.

Remedies.

(a)

Upon the occurrence and during the continuance of an Enforcement Event, provided that the Secured Parties shall have given the Pledgor advance notice of at least 15 days, the Secured Parties, without demand of performance or other demand or advertisement of any kind (except the notice specified below of time and place of public or private sale and except as otherwise required by applicable law) to or upon the Pledgor or any other Person (all and each of which demands and/or advertisements are hereby expressly waived), may take one or more of the following actions:

(i)

collect, receive, appropriate and realize upon the Collateral, or any part thereof;

(ii)

demand, sue for, collect or receive any money or property at any time payable to or receivable by the Pledgor on account of all or any part of the Collateral;

(iii)

cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any Guaranteed Obligations or rights hereunder or included in the Collateral, including specific enforcement of any covenant or agreement contained herein or in the Transaction Documents, or foreclose or enforce the security interest in all or any part of the Collateral granted herein, or to enforce any other legal or equitable right vested in it by this Agreement or by law, and/or may forthwith incur expenses, including reasonable attorneys’ fees, consultants’ fees, and other costs appropriate to the exercise of any right or power under this Agreement;

(iv)

sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of the Secured Parties’ offices or elsewhere upon such terms and conditions as the Secured Parties may reasonably deem advisable and at such prices as it may reasonably deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to the Secured Parties upon any such sale or sales, public or private, to purchase, the whole or any part of the Collateral so sold free of any claim or right of any kind whatsoever.

(b)

The Secured Parties shall apply the net proceeds of any collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Collateral, including reasonable attorneys’ fees and expenses, to the payment, in whole or in part, of the Guaranteed Obligations in such order (unless a court of competent jurisdiction shall otherwise direct) as the Secured Parties may elect.  Only after so paying over such net proceeds and after the payment by the Secured Parties of any other amount required by any provision of applicable law, including, without limitation, Section 12-504(1)(c) of the UCC, need the Secured Parties account for the surplus, if any, to the Pledgor.

(c)

The Secured Parties agree to give Pledgor at least 15 days’ notice of the time and place of any public sale and that such notice shall constitute commercially reasonable notification of such matter. If a private sale or other intended disposition is to take place after a public sale, then such sale or disposition may not occur unless the Secured Parties shall have provided the Pledgor with notice of such intended sale or disposition (“Private Sale Notice”) and the Pledgor shall have the right, exercisable within 15 days after receipt of the Private Sale Noice, of first refusal to purchase the Collateral being sold or disposed of. The Pledgor hereby acknowledges that the price at which the Collateral may have been sold at a private sale may be less than the price that might have been obtained at a public sale or may be less than the aggregate amount of the Guaranteed Obligations, even if the Secured Parties accepts the first offer received and does not offer the Collateral to more than one offeree.

(d)

In addition to the rights and remedies granted to the Secured Parties in this Agreement, the Secured Parties shall have all the rights and remedies of secured parties under the UCC.

(e)

The Secured Parties agree that payment and satisfaction of any obligations of the Company under the Transaction Documents shall be made by the Secured Parties only from the Collateral and not from any other assets of the Pledgor.  For the avoidance of doubt, the Pledgor shall have no personal liability with respect to the Guaranteed Obligations or any obligation of the Company under any Transaction Document.

(f)

Any action or proceeding to enforce this Agreement may be taken by the Secured Parties either in the Pledgor’s name or in the Secured Parties' name, as the Secured Parties may deem necessary.  To the fullest extent permitted by applicable law, the Pledgor hereby agrees that she shall not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Secured Parties' rights under this Agreement or under any other instrument creating or evidencing any of the Guaranteed Obligations or under which any of the Guaranteed Obligations are outstanding or by which any of the Guaranteed Obligations is secured or payment thereof is otherwise assured, and, to the fullest extent permitted by applicable law, the Pledgor hereby irrevocably waives the benefits of all such laws (including any right to a marshalling of assets or a sale or inverse order of alienation).

8.

No Disposition, Liens, etc.

(a)

Without the prior written consent of the Secured Parties or as permitted by this Agreement or the Transaction Documents, the Pledgor agrees that she will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Collateral, nor shall she create, incur or permit to exist any Lien on any of the Collateral, or any interest therein, or any proceeds thereof, except for the Liens granted pursuant to this Agreement.

(b)

The Pledgor shall not (i) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Secured Parties are not named as the secured party, or (ii) cause or permit any Person other than the Secured Parties to have “control” (as defined in Sections 8-104 and 8-106 of the UCC) over any part of the Collateral.

(c)

The Pledgor shall pay her indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due, all taxes, assessments and governmental charges or levies imposed upon her income or profits or in respect of her property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and  such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

(d)

Without at least 30 days’ prior written notice to the Secured Parties, the Pledgor shall not (i) change her location (as defined in Section 12-307 of the UCC), (ii) change her name from the name shown as her current legal name on the signature pages hereto, or (iii) agree to or authorize any modification of the terms of any item of Collateral that would result in a change thereof from one UCC category to another such category (such as from a general intangible to investment property), if the effect thereof would be to result in a loss of perfection of, or diminution of priority for, the security interests created hereunder in such item of Collateral, or the loss of control (within the meaning of Sections 8-104 and 8-106 of the UCC) over such item of Collateral.

(e)

Without the prior written consent of the Secured Parties, the Pledgor agrees that she will not vote to enable, and will not otherwise permit the Company to (i) issue any securities in exchange or substitution for the Pledged Shares other than to the Pledgor, or (ii) dissolve, liquidate or retire any of the Pledged Shares.

(f)

The Pledgor shall perform and comply, in all material respects, with all obligations and conditions on her part to be performed under this Agreement, the other Transaction Documents and with respect to the Collateral.

9.

Further Assurances.

(a)

Concurrently with the execution herewith, the Pledgor shall deliver or cause to be delivered to the Secured Parties all certificates or instruments evidencing the Pledged Shares, and the Secured Parties shall have sole possession and control of such certificates and instruments until this Agreement is terminated.  All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance acceptable to the Secured Parties.

(b)

The Pledgor shall, from time to time, at her  expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Secured Parties may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, the Pledgor shall: (i) deliver any additional Collateral or any part thereof to the Secured Parties as the Secured Parties may request, or, if any such Collateral shall be evidenced by a note or other instrument, deliver to the Secured Parties such note or other instrument duly endorsed without recourse, all accompanied by such duly executed instruments of transfer or assignment as the Secured Parties may request, and in form and substance satisfactory to the Secured Parties and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary or desirable or as the Secured Parties may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

(c)

If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than the Secured Parties (a “Holder”), then the Pledgor shall immediately, at the Secured Parties' option, either cause such Collateral to be delivered into the Secured Parties' possession, or cause such Holder to enter into a control agreement, in form and substance satisfactory to the Secured Parties, and take all other steps deemed necessary by the Secured Parties to perfect the security interest of the Secured Parties in such Collateral, all pursuant to Section 12-106 and Section 12-313 of the UCC or other applicable law governing the perfection of the Secured Parties' security interest in the Collateral in the possession of such Holder.

(d)

The Pledgor shall cause her equity interests to be evidenced by and remain “certificated securities” as defined in Article 8 of the UCC.

(e)

The Pledgor at any time and from time to time, files in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) describe the Collateral in a manner consistent with the description of the Collateral as set forth in Exhibit A to this Agreement or in any Pledge Amendment, as the case may be and (b) provide any other information required by part 5 of Article 9 of the UCC of any applicable jurisdictions for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Pledgor is an organization, the type of organization and any organizational identification number issued to the Pledgor.  The Pledgor agrees to furnish any such information to the Secured Parties promptly upon the Secured Parties’ request.

(f)

The Pledgor shall pay all filing, registration and recording fees and all re-filing, re-registration and re-recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Agreement, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto, any financing statements, and any reasonable instruments of further assurance.

(g)

Release and Termination.  This Agreement as well as the Guarantee and Liens granted hereunder shall terminate, and the Collateral shall be returned upon the effectiveness of the release of this Agreement as a Security Document pursuant to, and in accordance with the Purchase Agreement.  Upon such termination and release, the Secured Parties shall deliver the documents and take such further actions to evidence and otherwise give effect to such termination and release and, subject to any sale or other disposition by the Secured Parties of the Collateral or other property pursuant to this Agreement, shall return to the Pledgor the Collateral and any other property then held pursuant to this Agreement as part of the collateral security for the Guaranteed Obligations, except to the extent required under the UCC and other applicable law.

(h)

Survival of Representations.  All representations and warranties of the Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

(i)

Expenses.  The Pledgor shall upon demand pay to the Secured Parties all reasonable expenses, including the reasonable fees and expenses of attorneys, accountants, consultants or other experts and agents that the Secured Parties may retain in connection with (i) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights and remedies of the Secured Parties hereunder or (iii) the failure of the Pledgor to perform or observe any of the provisions hereof.

(j)

Secured Parties Appointed Attorney-In-Fact.  On the Closing Date, the Pledgor shall execute and deliver to the Secured Parties, a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit D.  The power granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until this Agreement is terminated.  The powers conferred on the Secured Parties, under the Power of Attorney are solely to protect the Secured Parties’ interests (for the benefit of the Secured Parties) in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers.  The Secured Parties agree that (a) they shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) the Secured Parties shall account for any moneys received by the Secured Parties in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney, provided that none of the Secured Parties shall have any duty as to any Collateral, and the Secured Parties shall be accountable only for amounts they actually receive as a result of the exercise of such powers.  NONE OF THE SECURED PARTIES OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO THE PLEDGOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT  IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

10.

Limitation on Duty in Respect of Collateral.  Beyond the exercise of reasonable care in the custody and preservation thereof, the Secured Parties shall have no duty as to any Collateral in their possession or control or in the possession or control of any agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession or control if such Collateral is accorded treatment substantially equal to that which it accords their own property, and shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Secured Parties in good faith, except to the extent that such liability arises from the Secured Parties’ gross negligence or willful misconduct.

11.

Agents and Representatives.  The remedies provided in Section 7 herein shall only be exercised or otherwise enforced with the written consent of Secured Parties holding at least 66-2/3% of the outstanding aggregate principal amount of the Guaranteed Obligations (“Majority Secured Parties”). The Majority Secured Parties may appoint an agent (the “Agent”) that, at the direction of Majority Secured Parties, shall have the right to exercise any right or remedy of the Secured Parties, on behalf of all Secured Parties, under this Agreement, including, without limitation, all rights and remedies of a secured party under the Code. If an Agent is so appointed:

(a)

At the direction of the Majority Secured Parties, the Agent shall proceed with the enforcement of the Secured Parties' rights against the Collateral for the benefit of the Secured Parties under the Notes. Any repossession, sale or distribution of proceeds of Collateral shall be accomplished as required by this Agreement, the other Transaction Documents and applicable law. The Agent is authorized to exercise all rights and remedies of the Secured Parties under the Transaction Documents, provided that, absent exigent circumstances where action is determined by the Agent to be necessary to protect Collateral, the Agent shall not proceed to enforce the Secured Parties' rights and remedies against the Collateral or the Pledgor by foreclosure, judicial action or the like (“Enforcement Action”), unless and until directed to do so by the Majority Secured Parties. Unless the Agent shall request further guidance or consents, any direction by the Majority Secured Parties to begin Enforcement Action may merely state that the Agent shall begin enforcement, and need not specify the manner in which enforcement should proceed. Once the Agent receives an enforcement direction from the Majority Secured Parties, all decisions as to how to proceed to enforce the Secured Parties' rights and remedies, including, without limitation, the methods and timing of proceeding, may be made by the Agent in its good faith business judgment, with such consultation with the Secured Parties as the Agent in its sole discretion deems reasonable under the circumstances. In the event of one or more foreclosure sales, the Agent shall have the right to bid in the claim of each Secured Party on behalf of each Secured Party in respect of its respective Note.

(b)

Unless consented to by all of the Secured Parties, no Secured Party shall, except through the Agent, collect, take possession of, foreclose upon, or exercise any rights or remedies with respect to the Collateral or the Pledgor, judicially or non-judicially, in order to satisfy or collect any Guaranteed Obligations or attempt to do any of the foregoing.

(c)

If the Collateral is acquired by the Agent by foreclosure sale or otherwise, at the option of the Agent, title may be taken in the name of the Agent or in the name of a corporation affiliated with the Agent or other nominee designated by the Agent, in any case, for the ratable benefit of the Secured Parties subject to the terms of this Agreement. Although the Agent shall consult with the Secured Parties as to the general operation and disposition of any Collateral for which title has been acquired through foreclosure or otherwise, the consent of the Secured Parties shall not be required for matters and decisions by the Agent relating to the management, operation, or repair of the Collateral so acquired.

(d)

The costs of repossession, sale, possession and management (including, without limitation, any costs of holding any Collateral the title to which is acquired by the Agent on behalf of the Secured Parties), and distribution pursuant to Section 7 herein shall be an obligation of the Pledgor, and to the extent the Pledgor does not cover such costs, shall be borne Pro Rata by the Secured Parties until repaid by the Pledgor. Each Secured Party shall reimburse the Agent for its Pro Rata share of all such costs promptly upon demand. Without limiting any obligations of any Secured Party to reimburse the Agent as contained herein, in the event of the Pledgor’s failure to pay taxes, assessments, insurance premiums, claims against the Collateral or any other amount required to be paid by the Pledgor pursuant to any Transaction Documents, the Agent may (but shall not be obligated to) advance amounts necessary to pay the same, and each Secured Party agrees to reimburse the Agent promptly upon demand for its Pro Rata share of any such payments, provided Agent has advanced such amounts with the approval of the Majority Secured Parties. “Pro Rata” means, as to any Secured Party at any time, (a) with respect to the Guaranteed Obligations, the percentage equivalent at such time of (i) such Secured Party's aggregate unpaid Guaranteed Obligations amount under the Notes, divided by (ii) the combined aggregate unpaid Guaranteed Obligations amount of all Notes of all Secured Parties.

12.

Miscellaneous.

(a)

Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(b)

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (Central time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m. (Central time) on any date and earlier than 11:59 p.m. (Central time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Pledgor:	To the address set forth under the Pledgor’s name on the signature pages hereof;

with a copy (for informational purposes only) to:	Pillsbury Winthrop Shaw Pittman LLP 2300 N. Street NW Washington, DC 20037 Tel: +1 202 663-8158 Fax: +1 202 663-8007 Attention: Louis A. Bevilacqua

If to the Secured Parties:	To the address set forth under the Secured Parties’ names on the signature pages hereof;

with a copy (for informational purposes only) to:	Jones Day 30th Floor, Shanghai Kerry Centre 1515 Nanjing Road West Shanghai 200040, China Tel: +86 21 2201-8061 Fax: +86 21 5298-6569 Attention: Alex Zhang

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(c)

Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Pledgor and the Secured Parties.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(d)

Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

(e)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  Each party hereto may assign any or all of their rights and obligations under this Agreement provided such assignee agrees in writing to be bound, with respect to the provisions hereof that apply to such party.

(f)

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person except as expressly provided herein.

(g)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would apply any other law.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(h)

Survival.  The representations, warranties, agreements and covenants contained herein shall survive the execution and delivery of this Agreement.

(i)

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or electronic transmission of portable document format (pdf), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page or signature electronically transmitted in pdf were an original thereof.

(j)

Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[SIGNATURE PAGES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

PLEDGOR:

By: SIU LING CHAN

Address for Notice:

c/o China Biologic Products, Inc. No. 14 East Hushan Road
Tai’an City, Shandong Province
271000, People’s Republic of China
Attention: Mrs. Siu Ling Chan

[SIGNATURE PAGE FOR SECURED PARTIES ON NEXT PAGE]

Signature Page to Guarantee and Pledge Agreement

SECURED PARTIES:

[PURCHASER]

By:
Name: Title:

Address for Notice:

[SIGNATURE PAGE OF SECURED PARTIES CONTINUES ON NEXT PAGE]

Signature Page to Guarantee and Pledge Agreement

[PURCHASER]

By:
Name: Title:

Address for Notice:

Signature Page to Guarantee and Pledge Agreement

EXHIBIT A

DESCRIPTION OF PLEDGED SHARES

Issuer	Pledgor	No. of Shares of the Company’s Common Stock
China Biologic Products, Inc.	SIU LING CHAN	3,000,000

EXHIBIT B

[FORM OF]
PLEDGE AMENDMENT

This Pledge Amendment, dated as of ___________________ is delivered pursuant to Section 5 of the Pledge Agreement referred to below.  The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Pledge Agreement, dated as of June __, 2009 between the undersigned and the Purchasers party thereto (the “Pledge Agreement”; capitalized terms defined therein being used herein as therein defined) and that the common stock listed on this Pledge Amendment shall be deemed to be part of the Collateral and shall secure all Guaranteed Obligations.

Issuer	Pledgor	No. of Shares of Common Stock

_________________________

By:
Title:

EXHIBIT C

FORM OF

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________, 3,000,000 shares of Common Stock, par value $0.0001, of China Biologic Products, Inc., a Delaware corporation (the “Company”), represented by Certificate(s) No.: _____________, and hereby irrevocably constitutes and appoints as attorney any duly authorized officer or other authorized person of the Company to transfer the said stock on the books of the Company with full power of substitution in the premises.

Date: ________________________

By:_________________________________
SIU LING CHAN

EXHIBIT D

 POWER OF ATTORNEY

This Power of Attorney is executed and delivered by Siu Ling Chan (“Pledgor”) to the Secured Parties (as defined in the Pledge Agreement) (collectively, the “Attorney”), under a Securities Purchase Agreement and a Guarantee and Pledge Agreement (the “Pledge Agreement”), both dated as of June __, 2009, and other related documents (the “Transaction Documents”).  No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Pledgor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Company irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney.  The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by the Pledgor without Attorney's written consent.

Pledgor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Pledgor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Attorney's discretion, to take any action and to execute any instrument that the Secured Parties deems reasonably necessary or advisable to accomplish the purposes of the Guarantee and Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral (as defined in the Guarantee and Pledge Agreement) and to give full discharge for the same, when and to the extent permitted by this Power of Attorney. Pledgor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, Pledgor has executed this Power of Attorney this ___ day of _________, 2009.

Siu Ling Chan

EXHIBIT A

DESCRIPTION OF PLEDGED SHARES

Issuer	Pledgor	No. of Shares of the Company’s Common Stock
China Biologic Products, Inc.	SIU LING CHAN	3,000,000

EXHIBIT B

[FORM OF]
PLEDGE AMENDMENT

This Pledge Amendment, dated as of ___________________ is delivered pursuant to Section 5 of the Pledge Agreement referred to below.  The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Pledge Agreement, dated as of June __, 2009 between the undersigned and Purchasers party thereto (the “Pledge Agreement”; capitalized terms defined therein being used herein as therein defined) and that the common stock listed on this Pledge Amendment shall be deemed to be part of the Collateral and shall secure all Guaranteed Obligations.

Issuer	Pledgor	No. of Shares of Common Stock

_________________________

By:
Title:

EXHIBIT C

FORM OF

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________, 3,000,000 shares of Common Stock, par value $0.0001, of China Biologic Products, Inc., a Delaware corporation (the “Company”), represented by Certificate(s) No.: _____________, and hereby irrevocably constitutes and appoints as attorney any duly authorized officer or other authorized person of the Company to transfer the said stock on the books of the Company with full power of substitution in the premises.

Date: ________________________

Siu Ling Chan

EXHIBIT D

 POWER OF ATTORNEY

This Power of Attorney is executed and delivered by Siu Ling Chan (“Pledgor”) to the Secured Parties (as defined in the Pledge Agreement) (collectively, the “Attorney”), under a Securities Purchase Agreement and a Guarantee and Pledge Agreement (the “Pledge Agreement”), both dated as of June __, 2009, and other related documents (the “Transaction Documents”).  No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Pledgor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Company irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney.  The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by the Pledgor without Attorney's written consent.

Pledgor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Pledgor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Attorney's discretion, to take any action and to execute any instrument that the Secured Parties deems reasonably necessary or advisable to accomplish the purposes of the Guarantee and Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral (as defined in the Guarantee and Pledge Agreement) and to give full discharge for the same, when and to the extent permitted by this Power of Attorney. Pledgor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, Pledgor has executed this Power of Attorney this ___ day of _________, 2009.

Siu Ling Chan